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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Kaydon Corporation:

     As independent public accountants, we hereby consent to the incorporation of our report, dated June 11, 1999, included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statements Number 333-15903.




ARTHUR ANDERSEN LLP
Grand Rapids, Michigan,
June 28, 1999.